                                                                    EXHIBIT 10.4

                              BILL GROSS' IDEALAB!

                       RESTRICTED STOCK PURCHASE AGREEMENT

THIS AGREEMENT is made as of April 19, 1999 between Bill Gross' idealab!, a California corporation (the "Company") and Lawrence S. Gross (the "Purchaser").

WHEREAS the Purchaser is an employee of the Company and his continued participation is considered by the Company to be important for the Company's continued growth; and

WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Company is willing to sell to the Purchaser and the Purchaser desires to purchase 2,210,000 (Two Million Two Hundred Ten Thousand) shares of Common Stock according to the terms and conditions hereof.

THEREFORE, the parties agree as follows:

1. SALE OF STOCK. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase an aggregate of 2,210,000 (Two Million Two Hundred Ten Thousand) shares of the Company's Common Stock (individually or collectively, the "Shares"), at the price of $0.35 (Thirty Five Cents) per share for an aggregate purchase price of $773,500 (Seven Hundred Seventy Three Thousand Five Hundred Dollars) (the "Purchase Price").

2. PAYMENT OF PURCHASE PRICE. Purchaser has delivered to the Company $154,700 (One Hundred Fifty Four Thousand Seven Hundred Dollars) in cash and a promissory note in the amount of $618,800 (Six Hundred Eighteen Thousand Eight Hundred Dollars) (the "Note") as payment of the Purchase Price of the Shares. The Note is attached as Exhibit E. The Note is secured pursuant to the terms of a Security Agreement dated as of April 19th 1999 (the "Security Agreement")

3. ISSUANCE OF SHARES. Upon receipt by the Company of the Purchase Price, the Company shall issue duly executed certificates evidencing the Shares in the name of the Purchaser. Vested Shares (the "Vested Shares") (initially, 442,000 Shares) will be delivered to Purchaser and unvested shares (the "Unvested Shares") (initially, 1,768,000 Shares) will be held in escrow until expiration of the Company's Repurchase Option as described in this Agreement.

4.   REPURCHASE OPTION.

     (1) All Unvested Shares, and any stock dividends or stock distributions paid thereon (collectively, the "Restricted Shares"), are subject to the Company's Repurchase Option (as defined below). Vested Shares whether held by Purchaser or by Escrow Holder shall not be considered Restricted Shares.

     (2) In the event of the voluntary or involuntary termination of the Purchaser's employment with or services to the Company for any or no reason (including death or disability) (a "Termination") before all of the Restricted Shares become Vested Shares and are released from the Repurchase Option under
          Section 5, the Company shall, upon the date of the Termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "Repurchase Option") for a period of 90 (ninety) days from such date to repurchase all or any portion of the Restricted Shares (i.e., those which have not vested and become Vested Shares and thus have not been released from the Repurchase Option at such time) at the original purchase price per share ($0.35).

     (3) The Repurchase Option shall be exercised by the Company by written notice to the Purchaser or his executor (with a copy to the Escrow Holder (as defined below)) and, at the Company's option, (i) by delivery to the Purchaser or his executor with such notice of a check in the amount of the repurchase price for the Restricted Shares being repurchased, or (ii) by cancellation by the Company of an amount of the Purchaser's indebtedness to the Company equal to the repurchase price for the Restricted Shares being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such repurchase price. Upon delivery of such notice and the payment of the repurchase price in any of the ways described above within the ninety (90) day period, the Company shall become the legal and beneficial owner of the Restricted Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Restricted Shares being repurchased by the Company.

     (4) Whenever the Company shall have the right to repurchase Restricted Shares hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company's repurchase rights under this Agreement and purchase all or a part of such Restricted Shares.

5.   RELEASE OF SHARES FROM REPURCHASE OPTION.

     (1) As of the date of this Agreement 442,000 (Four Hundred Forty Two Thousand) Shares are Vested Shares which are not subject to the Repurchase Option.

     (2) The remaining Shares that are initially subject to the Repurchase Option shall vest and become Vested Share in equal increments of 110,500 (One Hundred Ten Thousand Five Hundred) Shares each, quarterly over sixteen (16) quarters, beginning June 30, 1999 and ending March 31, 2003, subject, in each case, to a Termination not having occurred on or prior to the applicable vesting date. Vested Shares are no longer Restricted Shares or subject to the Repurchase Option and are deemed released from such Repurchase Option.

     (3) Notwithstanding the foregoing, if a Termination occurs prior to October 5, 2000, for any reason other than (A) a voluntary termination by the Purchaser, or (B) a termination for "Cause" (as defined below), the number of Shares equal to the difference between 1,000,000 (One Million) and the number of Shares which are already vested as of the date of Termination shall become immediately vested as of the date of Termination. "Cause" shall mean
          (i) any act of personal dishonesty taken by the Purchaser in connection with his or her responsibilities to the Company, or (ii) Purchaser's conviction of, or plea of nolo contendere to, a felony; or
          (iii) a willful act by the Purchaser which constitutes misconduct and is injurious to the Company.

     (4) Upon the merger or consolidation of the Company with or into another corporation, entity or person or the sale of all or substantially all of the Company's assets to another corporation, entity or person, where immediately after such merger, consolidation or sale of assets, less than 50% of the capital stock or equity interests in such other corporation, entity or person are owned by persons who owned in the aggregate greater than 50% of the capital stock of the Company immediately before such merger, consolidation or sale of assets, the surviving entity shall assume the rights and obligations of the Repurchase Option and the Purchaser shall remain subject to the conditions set forth herein.

6. RESTRICTION ON TRANSFER. Except for the escrow described in Section 7 or transfer of the Restricted Shares to the Company or its assignees contemplated by this Agreement, or transfer of Restricted Shares to Purchaser's family members or trusts established by Purchaser for himself and his family members as permitted below, none of the Unvested Shares nor any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until they become vested and are therefore released from the Company's Repurchase Option in accordance with the provisions of this Agreement. It is agreed that the Purchaser may transfer Restricted Shares to any such family member or to a trust for the Purchaser and/or his family members, provided that such transferee(s) execute(s) an agreement acknowledging the application of this Agreement, including the applicability of the Repurchase Option to Restricted Shares and the requirement that Restricted Shares remain in escrow as provided herein.

7.   ESCROW OF SHARES.

     (1) The Restricted Shares issued under this Agreement shall be held by the Secretary of the Company as escrow holder ("Escrow Holder"), along with a stock assignment executed by the Purchaser in blank, until they become Vested Shares and are therefore released from the Company's Repurchase Option in accordance with the provisions of this Agreement

     (2) The Escrow Holder is hereby directed to permit transfer of the Restricted Shares held by Escrow Holder only in accordance with this Agreement or instructions signed by both parties. In the event the Escrow Holder desires further instructions, he shall be entitled to rely upon directions executed by a majority of the authorized number of the Company's Board of Directors and by the Purchaser. The Escrow Holder shall have no liability for any act or omission hereunder while acting in good faith in the exercise of his own judgment.

     (3) If the Company or any assignee exercises its Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

     (4) When the Repurchase Option has been exercised or expires unexercised, or a portion of the Restricted Shares become Vested Shares and are released from such Repurchase Option, the Escrow Holder shall (a) promptly cause new certificates to be issued for such Vested Shares and for the remaining Restricted Shares, if any, (b) promptly deliver the certificate for the Vested Shares to the Purchaser (subject to the requirements of delivery of certificates under the Security Agreement to the Pledgeholder under the Security Agreement with respect to Vested Shares, if any, that then remain subject to the Security Agreement) and (c) retain the certificate for any remaining Restricted Shares that are still subject to the Repurchase Option.

     (5) Subject to the terms hereof, the Purchaser shall have all the rights of a stockholder with respect to Restricted Shares while they are held in escrow, including without limitation, the right to vote the Restricted Shares and receive any dividends declared thereon. If, from time to time during the term of the Company's Repurchase Option, there is (i) any stock dividend, stock split or other change in the Restricted Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of his ownership of the Restricted Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Restricted Shares" for purposes of this Agreement and the Company's repurchase option.

8. LEGENDS. The share certificate evidencing the Restricted Shares issued hereunder shall be endorsed with the following legends:

     (1) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

     (2) "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

     (3) Any legend required to be placed thereon by applicable state securities laws.

9. INVESTMENT REPRESENTATIONS. In connection with the purchase of the Shares, the Purchaser represents to the Company the following:

     (1) He is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. He is purchasing these securities for investment for his own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933 (the "Securities Act").

     (2) He understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of his investment intent as expressed herein. In this connection, he understands that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may not be present if his representations meant that his present intention was to hold these securities for a minimum capital gains period under the tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

     (3) He further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. He further acknowledges and understands that the Company is under no obligation to register the securities. He understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

     (4) He is aware of the adoption of Rule 144 by the Commission, promulgated under the Securities Act, which permits limited public resale of securities acquired in a non-public offering subject to the satisfaction of certain conditions.

     (5) He further acknowledges that in the event all of the requirements of Rule 144 are not met, compliance with Regulation A or some other registration exemption will be required; and that although Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

10. RESTRICTIONS ON TRANSFER. The Purchaser agrees, in connection with the Company's initial public offering of the Company's securities, (i) not to sell, make short sales of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by the Purchaser (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for up to one hundred eighty (180) days from the effective date of such registration and (ii) further agrees to execute any agreement reflecting the provisions of clause (i) above as may be requested by the underwriters at the time of the public offering. Despite the foregoing, the restrictions on the Purchaser will be no greater than the least restrictive restrictions required of any other executive officer of the Company.

11. ADJUSTMENT FOR STOCK SPLIT. All references to the number of Shares, Vested Shares, Unvested Shares, Restricted Shares and the Purchase Price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Restricted Shares which may be made by the Company after the date of this Agreement.

12.  GENERAL PROVISIONS.

     (1) This Agreement shall be governed by the internal laws of the State of California without reference to its conflict of law provisions. This Agreement represents the entire agreement between the parties with respect to the current purchase of Common Stock by the Purchaser, may only be modified or amended by a writing signed by both parties and satisfies all of the Company's obligations to the Purchaser with regard to the issuance or sale of securities.

     (2) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

          Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

     (3) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. Purchaser may only transfer Restricted Shares or interests therein as permitted by this Agreement.

     (4) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

     (5) Both parties agree upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

     (6) The Purchaser understands that he (and not the Company) shall be responsible for his own federal, state, local or foreign tax liability and any of the other tax consequences that may arise as a result of the transactions contemplated by this Agreement. The

          Purchaser shall rely solely on the determinations of his tax advisors or his own determinations, and not on any statements or representations by the Company or any of his agents, with regard to all such tax matters. The Purchaser has notified the Company in writing that the Purchaser is filing an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with the Internal Revenue Service. The Purchaser will provide a copy of such filing to the Company.

     (7) THE PURCHASER UNDERSTANDS THAT THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT THIS DOCUMENT REPRESENTS THE DEFINITIVE AGREEMENT BETWEEN THE PURCHASER AND THE COMPANY WITH REGARD TO THE ISSUANCE OF COMPANY SECURITIES TO THE PURCHASER AND THAT IT SUPERSEDES ANY OTHER AGREEMENT, EITHER ORAL OR WRITTEN, RELATING TO THE PURCHASER'S RIGHTS TO COMPANY SECURITIES. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY AND ALL FUTURE ISSUANCES OF COMPANY SECURITIES TO THE PURCHASER MUST BE APPROVED BY THE COMPANY'S BOARD OF DIRECTORS AND EVIDENCED BY AN EXECUTED WRITTEN AGREEMENT IN ORDER TO BECOME BINDING ON THE COMPANY.

BILL GROSS' IDEALAB!
a California corporation              PURCHASER:  LAWRENCE S. GROSS


By:  -------------------------        -------------------------------
      Marcia Goodstein,               (Signature)
      Chief Operating Officer

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

April 19, 1999

FOR VALUE RECEIVED I, Lawrence S. Gross, hereby sell, assign and transfer to __________________ (___________) shares of the Common Stock of Bill Gross' idealab! (the "Company") standing in my name on the books of the Company represented by Certificate No.__________ and do hereby irrevocably constitute and appoint Wilson Sonsini Goodrich & Rosati, attorney, to transfer said stock on the books of the Company with full power of substitution in the premises.

This Assignment Separate from Certificate may only be used in accordance with and pursuant to the terms of the Restricted Stock Purchase Agreement dated April 19, 1999.

                                                   ____________________________
                                                   Lawrence S. Gross

















INSTRUCTION: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE THE REPURCHASE RIGHT SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURE ON THE PART OF PURCHASER.

                                    EXHIBIT D

                               SECURITY AGREEMENT

     This Security Agreement is made as of April 19, 1999 between Bill Gross' idealab!, a California corporation ("Pledgee"), and Lawrence S. Gross ("Pledgor").

                                    RECITALS

     Pursuant to Pledgor's election to purchase Shares under the Restricted Stock Purchase Agreement dated April 19, 1999 (the "Stock Purchase Agreement"), between Pledgor and Pledgee under Pledgee's 1999 Stock Plan, and Pledgor's election under the terms of the Stock Purchase Agreement to pay for such shares in part with his promissory note (the "Note"), Pledgor has purchased 2,210,000 (Two Million Two Hundred Ten Thousand ) shares of Pledgee's Common Stock (each individually, a "Share," and collectively, the "Shares") at a price of $0.35 (Thirty Five Cents) per share, for a total purchase price of $773,500 (Seven Hundred Seventy Three Thousand Five Hundred Dollars). Initially, 442,000 (Four Hundred Forty Two Thousand) Shares are vested (individually and collectively the "Vested Shares") and 1,768,000 (One Million Seven Hundred Sixty Eight Thousand) Shares are unvested (individually and collectively the "Unvested Shares") The Note, initially in the amount of $618,800 (Six Hundred Eighteen Thousand Eight Hundred Dollars), and the obligations thereunder are as set forth in EXHIBIT E to the Stock Purchase Agreement.

     NOW, THEREFORE, it is agreed as follows:

     1. CREATION AND DESCRIPTION OF SECURITY INTEREST. In consideration of the transfer of the Unvested Shares to Pledgor under the Stock Purchase Agreement, Pledgor, pursuant to the Delaware Commercial Code, hereby pledges all Unvested Shares (herein sometimes referred to as the "Collateral") represented in whole or part by certificate numbers C-885, duly endorsed in blank or with executed stock powers, and herewith delivers said certificates to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Unvested Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Stock Purchase Agreement, and the Pledgeholder shall not encumber or dispose of such Unvested Shares except in accordance with the provisions of this Security Agreement.

     2. PLEDGOR'S REPRESENTATIONS AND COVENANTS. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

        (a) PAYMENT OF INDEBTEDNESS. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

        (b) ENCUMBRANCES. The Unvested Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Unvested Shares without the prior written consent of Pledgee.

        (c) MARGIN REGULATIONS. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3. VOTING RIGHTS. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Unvested Shares pledged hereunder.

     4. STOCK ADJUSTMENTS. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional unvested shares or other unvested securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the then remaining Unvested Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Unvested Shares" in this Security Agreement shall include the substituted unvested shares of capital stock of Pledgor as a result thereof.

     5. OPTIONS AND RIGHTS. In the event that, during the term of this pledge, subscription options or other rights or options shall be issued in connection with the pledged Unvested Shares, such rights, and options shall be the property of Pledgor and, if exercised by Pledgor, all new unvested stock or other unvested securities so acquired by Pledgor as it relates to the pledged Unvested Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the then remaining Unvested Shares pledged.

     6. DEFAULT. Pledgor shall be deemed to be in default of the Note and of this Security Agreement (the "Default") in the event:

        (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 (ten) days or more; or

        (b) Pledgor fails to perform any of the covenants set forth in the Stock Purchase Agreement or contained in this Security Agreement for a period of 10 days (ten) after written notice thereof from Pledgee.

     In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the Delaware Commercial Code.

     7. RELEASE OF COLLATERAL. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge from time to time a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note. Certificates for released shares shall be delivered to Pledgor in accordance with the Stock Purchase Agreement.

     8. WITHDRAWAL OR SUBSTITUTION OF COLLATERAL. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9. TERM. The within pledge of Unvested Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10. INSOLVENCY. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of Default.

     11. PLEDGEHOLDER LIABILITY. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

     12. INVALIDITY OF PARTICULAR PROVISIONS. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     13. SUCCESSORS OR ASSIGNS. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14. GOVERNING LAW. This Security Agreement shall be interpreted and governed under the internal substantive laws, but not the choice of law rules, of Delaware.

IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.

"PLEDGOR"
                                          -------------------------------------
                                          Signature


                                          -------------------------------------
                                          Lawrence S. Gross

Address:                                  16155 High Valley Place
                                          --------------------------------------

                                          Encino, CA 91436
                                          --------------------------------------



"PLEDGEE"                                 BILL GROSS' IDEALAB!
                                          a California corporation


                                          -------------------------------------
                                          Signature


                                          -------------------------------------
                                          Print Name


                                          -------------------------------------
                                          Title

"PLEDGEHOLDER"
                                          -------------------------------------
                                          Secretary of Bill Gross' idealab!

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                                    EXHIBIT E

                                      NOTE

$618,800                                                          Pasadena, CA
                                                                April 19, 1999

FOR VALUE RECEIVED, Lawrence S. Gross (the "Obligor") promises to pay to Bill Gross' idealab!, a California corporation (the "Company"), or order, the principal sum of $618,800 (Six Hundred Eighteen Thousand Eight Hundred Dollars), together with interest on the unpaid principal hereof from the date hereof at the rate of 7% (seven percent) per annum, compounded annually.

     1. Interest only shall be paid annually on each of March 31, 2000, 2001, 2002 and 2003 with all principal and remaining interest due on March 31, 2003. Any cash dividends or cash liquidations due from the Company on the shares of Common Stock then held by the Obligor shall be paid by Obligor to the Company to be applied first to any accrued or other interest due and then to principal of this Note. Payment of principal and interest shall be made in lawful money of the United States of America.

     2. On the date Obligor ceases to be a service provider (i.e. an employee, director or consultant) for the Company, payment for all outstanding principal under this Note (and all interest accrued on this Note) shall be due and payable.

     3. Obligor may prepay the principal or interest on this Note at any time.

     4. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     5. The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     6. Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.



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                                           Lawrence S. Gross